Exhibit 10.1

AMENDMENT TWO TO

RESTRUCTURING SUPPORT AGREEMENT

THIS AMENDMENT TWO TO RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”) is dated as of March 5, 2013, by and among (i) Geokinetics Inc. on behalf of itself and each of its direct and indirect domestic subsidiaries and affiliates (collectively, the “Company”), which include: (a) Geokinetics Holdings USA, Inc., (b) Geokinetics Services Corp., (c) Geokinetics Processing, Inc., (d) Geokinetics Acquisition Company, (e) Geokinetics USA, Inc., (f) Geokinetics International Holdings, Inc., (g) Geokinetics Management, Inc.,  (h) Geokinetics International, Inc., and (i) Advanced Seismic Technology, Inc.; (ii) American Securities Opportunities Advisors, LLC (“American Securities”), Gates Capital Management, Inc. (“Gates”) and the other undersigned holders (the “Noteholders”), each as the beneficial owners (or advisor, nominee or investment manager for beneficial owner(s)) of the 9.75% Senior Secured Notes due 2014 issued by Geokinetics Holdings USA, Inc. and, if and as applicable, as lenders under that certain Amended and Restated Credit Agreement dated as of August 12, 2011; and (iii) Avista Capital Partners, L.P. and Avista Capital Partners (Offshore), L.P. (the “Preferred Equity Holders” and, together with the Company and the Noteholders, each referred to as a “Party” and collectively referred to as the “Parties”), each as the beneficial owners (or advisor, nominee or investment manager for beneficial owner(s)) of preferred equity interests in Geokinetics Inc. comprised of Series B-1 Senior Convertible Preferred Stock and Series C-1 Senior Preferred Stock as well as junior preferred equity interests in Geokinetics Inc. comprised of Series D Junior Preferred Stock.

WITNESSETH:

WHEREAS, the Company, Noteholders, and Preferred Equity Holders are party to that certain Restructuring Support Agreement, dated as of January 15, 2013 (together with the Amendment (defined below), the “Support Agreement”);

WHEREAS, the Company, Noteholders, and Preferred Equity Holders entered into that certain Amendment One to Restructuring Support Agreement, dated as of February 4, 2013 (the “Amendment”);

WHEREAS, capitalized terms used herein without definition shall have the meanings given to such terms in the Support Agreement (as amended hereby);

WHEREAS, the Parties wish to amend certain milestones set forth in the Support Agreement; and

WHEREAS, the Support Agreement may be amended in accordance with Section 12 thereof and the consent of the Company, Noteholders, and Preferred Equity Holders is required in connection with such amendment.

NOW, THEREFORE, for good and valuable consideration (receipt and sufficiency of which are hereby acknowledged), and intending to be legally bound hereby, the parties hereto agree as follows:

1.              Recitals.  The recitals set forth above are incorporated herein by reference and are expressly acknowledged and agreed to by the parties hereto.

2.              Amendments to the Support Agreement.

(A)       Section 5(a)(6).  Section 5(a)(6) of the Support Agreement is hereby amended to replace “35 days” where it appears with “45 days”.

(B)       Section 5(a)(7).  Section 5(a)(7) of the Support Agreement is hereby amended to replace “50 days” where it appears with “60 days”.

3.              Amendments to Exhibit 1 to Restructuring Term Sheet.

(A)        The sixth bullet point in the fourth row of Section VII. Certain Documentation Matters of Exhibit 1 to the Restructuring Term Sheet, entitled “Milestones”, is hereby amended to replace “35 days” where it appears with “45 days”.

(B)        The seventh bullet point in the fourth row of Section VII. Certain Documentation Matters of Exhibit 1 to the Restructuring Term Sheet, entitled “Milestones”, is hereby amended to replace “50 days” where it appears with “60 days”.

4.              No Other Changes.  Except as modified hereby, all of the terms and provisions of the Support Agreement shall remain in full force and effect.  This Amendment shall be construed in connection with and as a part of the Support Agreement and, except as expressly contemplated by this Amendment, all terms, conditions and covenants contained in the Support Agreement are hereby ratified and shall be and remain in full force and effect.

5.              References to the Support Agreement.  In furtherance of the foregoing, all references in the Support Agreement to “this Agreement” or to “the Restructuring Term Sheet” shall mean the Support Agreement or the Restructuring Term Sheet, respectfully, each as amended as of the date hereof and as may be further amended, from time to time hereafter.

6.              Counterparts; Electronic Signatures.  This Amendment may be executed in multiple counterparts, each of which, when executed, will be deemed an original, and all of which will constitute but one and the same instrument. A signature of a Party transmitted to the other Party by facsimile, PDF or other electronic means shall constitute the original signature of such Party for all purposes.

7.              Incorporation by Reference.  Sections 12 through 31 of the Support Agreement, inclusive, are incorporated herein in their entirety by reference.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment Two to Restructuring Support Agreement to be duly executed and delivered as of the date first above written.

Geokinetics Inc.		Geokinetics USA, Inc.

By:	/s/ Gary L. Pittman	By:	/s/ Gary L. Pittman
Name:	Gary L. Pittman	Name:	Gary L. Pittman
Its:		Its:

Geokinetics Holdings USA, Inc.		Geokinetics International Holdings, Inc.

By:	/s/ Gary L. Pittman	By:	/s/ Gary L. Pittman
Name:	Gary L. Pittman	Name:	Gary L. Pittman
Its:		Its:

Geokinetics Services Corp.		Geokinetics Management, Inc.

By:	/s/ Gary L. Pittman	By:	/s/ Gary L. Pittman
Name:	Gary L. Pittman	Name:	Gary L. Pittman
Its:		Its:

Geokinetics Processing, Inc.		Geokinetics International, Inc.

By:	/s/ Gary L. Pittman	By:	/s/ Gary L. Pittman
Name:	Gary L. Pittman	Name:	Gary L. Pittman
Its:		Its:

Geokinetics Acquisition Company		Advanced Seismic Technology, Inc.

By:	/s/ Gary L. Pittman	By:	/s/ Gary L. Pittman
Name:	Gary L. Pittman	Name:	Gary L. Pittman
Its:		Its:

[Signature Page to Amendment Two To Restructuring Support Agreement]

American Securities Opportunities Advisors, LLC
ASOF II Investments, LLC (“ASOF II”)
American Securities Opportunity Fund, L.P. (“ASOF”)
American Securities Opportunities Fund (B), LP (“ASOFB”)

By:	/s/ Lawrence First
Name:	Lawrence First
Title:	Managing Director

Telephone:	(212) 476-4971
Facsimile:

[Signature Page to Amendment Two To Restructuring Support Agreement]

Gates Capital Management, Inc.

By:	/s/ Jeffrey L. Gates
Name:	Jeffrey L. Gates
Title:	President

Telephone:	(212) 626-1421
Facsimile:	(212) 626-1417

[Signature Page to Amendment Two To Restructuring Support Agreement]

Avista Capital Partners (Offshore), L.P.

By:	/s/ Jeff Gunst
Name:	Jeff Gunst
Title:	Authorized Signatory

Telephone:	(212) 593-6900
Facsimile:	(212) 593-6901

[Signature Page to Amendment Two To Restructuring Support Agreement]

Avista Capital Partners, L.P.

By:	/s/ Jeff Gunst
Name:	Jeff Gunst
Title:	Authorized Signatory

Telephone:	(212) 593-6900
Facsimile:	(212) 593-6901

[Signature Page to Amendment Two To Restructuring Support Agreement]